                                                                    EXHIBIT 99.3

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,323,234,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FF1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                FEBRUARY 19, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                            SERIES 2004-FF1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   FICO TABLE

                                                                                    MASTER &  SCHED
                                         % OF    GROSS  GROSS    GROSS     GROSS    SUB SERV   REM    REM   ORIG   INITIAL  PERIODIC
             COUNT        BALANCE       BALANCE  RATE   MARGIN  LIFECAP  LIFEFLOOR    FEES    TERM   AMORT  TERM     CAP      CAP
             -----        -------       -------  ----   ------  -------  ---------    ----    ----   -----  ----     ---      ---
  0  - 0
401  - 500
501  - 510
511  - 520       1   $      123,545.49    0.01%  7.625   5.375   13.625    7.625     0.520     355   355    360    3.000    1.000
521  - 530
531  - 540      32   $    4,702,958.90    0.35%  7.844   5.908   13.666    7.666     0.520     348   348    353    3.000    1.000
541  - 550     377   $   53,188,804.87    3.98%  7.750   5.944   13.701    7.707     0.520     352   352    358    2.991    1.000
551  - 560     372   $   49,953,174.57    3.73%  7.671   5.666   13.589    7.589     0.520     350   351    356    3.000    1.000
561  - 570     456   $   62,933,471.42    4.70%  7.766   5.858   13.733    7.729     0.520     351   351    357    3.000    1.000
571  - 580     595   $   86,756,910.29    6.48%  7.270   5.696   13.201    7.201     0.520     353   353    358    2.995    1.000
581  - 590      79   $   14,112,486.05    1.05%  7.473   5.626   13.436    7.436     0.520     351   351    357    3.000    1.000
591  - 600      96   $   19,031,487.65    1.42%  7.103   5.392   13.069    7.069     0.520     354   354    359    3.000    1.000
601  - 610      96   $   21,714,628.11    1.62%  6.884   5.111   12.806    6.806     0.520     353   353    358    3.000    1.000
611  - 620     133   $   29,190,501.71    2.18%  6.858   4.999   12.791    6.791     0.520     354   354    360    3.000    1.000
621  - 630     314   $   72,260,215.11    5.40%  6.879   5.260   12.785    6.785     0.520     352   352    357    3.000    1.000
631  - 640     318   $   78,787,696.68    5.89%  6.785   5.044   12.698    6.698     0.520     354   354    359    3.000    1.000
641  - 650     404   $   98,938,006.69    7.39%  6.438   4.759   12.383    6.383     0.520     354   354    359    2.998    1.000
651  - 660     327   $   80,994,207.28    6.05%  6.459   4.803   12.379    6.379     0.520     354   354    359    2.995    1.000
661  - 670     377   $  101,161,925.65    7.56%  6.340   4.421   12.215    6.215     0.520     354   354    359    3.000    1.000
671  - 680     309   $   74,175,195.52    5.54%  6.413   4.549   12.317    6.325     0.520     353   354    358    3.000    1.000
681  - 690     282   $   77,154,843.84    5.77%  6.380   4.338   12.301    6.301     0.520     355   355    360    2.994    1.000
691  - 700     251   $   71,331,719.93    5.33%  6.307   4.266   12.245    6.232     0.520     354   354    360    3.000    1.000
701  - 710     274   $   74,157,190.92    5.54%  6.297   4.278   12.227    6.227     0.520     354   354    360    2.983    1.000
711  - 720     213   $   57,976,702.44    4.33%  6.274   4.171   12.220    6.220     0.520     353   353    358    2.991    1.000
721  - 730     175   $   43,312,292.30    3.24%  6.232   4.162   12.101    6.101     0.520     355   355    360    3.000    1.000
731  - 740     138   $   38,521,899.26    2.88%  6.142   4.204   12.082    6.082     0.520     354   354    360    3.000    1.000
741  - 750     123   $   32,672,671.50    2.44%  6.167   4.151   12.107    6.107     0.520     354   354    359    3.000    1.000
751  - 760     112   $   30,317,620.61    2.27%  6.093   4.023   12.022    6.022     0.520     354   354    359    3.000    1.000
761  - 770      97   $   26,511,928.62    1.98%  6.051   3.977   12.005    6.005     0.520     355   355    360    2.950    1.000
771  - 780      56   $   15,987,174.01    1.19%  6.120   4.107   12.051    6.051     0.520     355   355    360    3.000    1.000
781  - 790      55   $   13,593,285.87    1.02%  6.186   4.176   12.220    6.220     0.520     345   345    350    3.000    1.000
791  - 800      19   $    4,120,342.02    0.31%  6.134   4.147   12.089    6.089     0.520     355   355    360    3.000    1.000
801  - 810      13   $    3,789,388.93    0.28%  6.246   4.272   12.176    6.176     0.520     355   355    360    3.000    1.000
811  - 820       2   $      483,217.57    0.04%  6.224   3.875   11.625    5.625     0.520     354   354    360    3.000    1.000
             -----   -----------------           -----   -----   ------    -----     -----     ---   ---    ---    -----    -----
ALL          6,096   $1,337,955,493.81  100.00%  6.661   4.793   12.585    6.585     0.520     353   353    359    2.996    1.000
             -----   -----------------           -----   -----   ------    -----     -----     ---   ---    ---    -----    -----

                MONTH
               TO NEXT  PROVIDED  KNOWN
                 ADJ      LTV     FICOS   AVG BALANCE  LTV>80W/MI
                 ---      ---     -----   -----------  ----------
  0  - 0
401  - 500
501  - 510
511  - 520      19      80.00     519     $123,545.49    0.00
521  - 530
531  - 540      19      75.37     540     $146,967.47    0.00
541  - 550      20      76.60     545     $141,084.36    0.00
551  - 560      20      75.48     556     $134,282.73    0.00
561  - 570      20      77.25     566     $138,012.00    0.00
571  - 580      20      78.06     575     $145,809.93    0.00
581  - 590      25      81.32     585     $178,639.06    0.00
591  - 600      23      84.33     595     $198,244.66    0.00
601  - 610      25      81.03     605     $226,194.04    0.00
611  - 620      27      80.99     616     $219,477.46    0.00
621  - 630      24      85.75     625     $230,128.07    0.00
631  - 640      27      86.03     636     $247,760.05    0.00
641  - 650      27      84.34     645     $244,896.06    0.00
651  - 660      26      85.05     655     $247,688.71    0.00
661  - 670      28      81.82     665     $268,334.02    0.00
671  - 680      29      83.01     675     $240,049.18    0.00
681  - 690      29      82.62     686     $273,598.74    0.00
691  - 700      31      83.15     696     $284,190.12    0.00
701  - 710      30      83.95     706     $270,646.68    0.00
711  - 720      34      83.59     715     $272,191.09    0.00
721  - 730      32      83.62     726     $247,498.81    0.00
731  - 740      33      82.95     735     $279,144.20    0.00
741  - 750      33      83.99     745     $265,631.48    0.00
751  - 760      31      82.05     755     $270,693.04    0.00
761  - 770      36      82.90     766     $273,318.85    0.00
771  - 780      35      82.52     775     $285,485.25    0.00
781  - 790      38      82.45     785     $247,150.65    0.00
791  - 800      31      82.40     795     $216,860.11    0.00
801  - 810      42      83.11     805     $291,491.46    0.00
811  - 820      54      70.41     812     $241,608.79    0.00
                --      -----     ---     -----------    ----
ALL             27      82.30     657     $219,480.89    0.00
                --      -----     ---     -----------    ----